SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                         C U R R E N T  R E P O R T

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                       March 10, 1998 (March 6, 1998)
              Date of Report (Date of Earliest Event Reported)

                        LS POWER FUNDING CORPORATION
           (Exact name of registrant as specified in its charter)

           Delaware                                81-0502366
  (State or Other Jurisdiction                  (I.R.S. Employer
   of Incorporation)                            Identification No.)

                            402 East Main Street
                           Bozeman, Montana 59715
            (Address of Principal Executive Offices) (Zip Code)

                               (406) 587-7397
            (Registrant's Telephone Number, including Area Code)

                               NOT APPLICABLE
       (Former Name or Former Address, If Changed Since Last Report)


                          LSP-COTTAGE GROVE, L.P.
                     LSP-WHITEWATER LIMITED PARTNERSHIP
           (Exact name of registrant as specified in its charter)

            Delaware                                81-0493289
            Delaware                                81-0493287
(State or Other Jurisdiction of Incorporation)    (I.R.S. Employer
                                                  Identification No.)

                            402 East Main Street
                           Bozeman, Montana 59715
            (Address of Principal Executive Offices) (Zip Code)

                              (406) 587-6325
                              (406) 587-6122
            (Registrant's Telephone Number, including Area Code)

                               NOT APPLICABLE
       (Former Name or Former Address, If Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

           On March 6, 1998, LS Power Corporation, a Delaware corporation ("LS Power") and general partner of Granite Power Partners, L.P., a Delaware limited partnership ("Granite"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), by and among LS Power and Granite (collectively, the "Sellers"), Cogentrix Mid-America, Inc., a Delaware corporation, Cogentrix Cottage Grove, LLC, a Delaware limited liability company and Cogentrix Whitewater LLC, a Delaware limited liability company (collectively, the "Purchasers") and Cogentrix Energy, Inc.

           Pursuant to the Securities Purchase Agreement, the Sellers will sell all of the Sellers' capital stock of FloriCulture, Inc., a Delaware corporation ("FloriCulture"), LSP-Cottage Grove, Inc., a Delaware corporation ("LSP-CG Inc.") and LSP-Whitewater I, Inc., a Delaware corporation ("LSP-WW Inc."), and all of the Sellers' limited partnership interests in LSP-Cottage Grove, L.P., a Delaware limited partnership ("LSP-CG") and LSP-Whitewater Limited Partnership, a Delaware limited partnership ("LSP-WW"), to the Purchasers.

           After giving effect to the Securities Purchase Agreement, Cogentrix Mid-America, Inc. will own all of the capital stock of FloriCulture, Cogentrix Cottage Grove, LLC will own all of the stock of LSP-CG Inc., the general partner of LSP-CG, and Cogentrix Whitewater, LLC will own all of the stock of LSP-WW Inc., the general partner of LSP-WW.

           In addition, the Securities Purchase Agreement contemplates the delivery and execution by LS Power and Cogentrix Energy, Inc. of a certain Assignment and Assumption Agreement, by the terms of which LS Power will assign, and Cogentrix Energy, Inc. will assume, all of the rights and obligations under certain Management Services Agreements between LS Power and each of LSP-CG Inc., LSP-CG, LSP-WW Inc. and LSP-WW.

           The consummation of the Securities Purchase Agreement is subject to certain conditions, including, without limitation, the completion of certain requirements under the trust indentures to which each of LSP-Cottage Grove, L.P. and LSP-Whitewater Limited Partnership is a party. Among those requirements is an acknowledgment by the trustee that each of Cogentrix Whitewater, LLC and Cogentrix Cottage Grove, LLC qualify as a "Permitted Party," as such term is defined in the trust indentures; such qualification is contingent upon several things, including the delivery of opinions from independent counsel. The sale pursuant to the Securities Purchase Agreement is expected to be consummated by the end of March 1998.


 ITEM 7(C).  EXHIBITS.


 Exhibit
 Number                            Description

    99.1 News Release, dated March 10, 1998, issued by LS Power Corporation


                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated:    March 10, 1998



 LS POWER FUNDING CORPORATION

 By: /s/ Michael S. Liebelson
     _______________________
 Name:  Michael S. Liebelson
 Title: Managing Director and Treasurer


 LSP-COTTAGE GROVE, L.P.

 By:  LSP-Cottage Grove, Inc.
 Its: General Partner

 By: /s/ Michael S. Liebelson
      _______________________
 Name:  Michael S. Liebelson
 Title: Managing Director and Treasurer


 LSP-WHITEWATER LIMITED PARTNERSHIP

 By:  LSP-Cottage Whitewater I, Inc.
 Its: General Partner

 By: /s/ Michael S. Liebelson
      _______________________
 Name:   Michael S. Liebelson
 Title:  Managing Director and Treasurer